                                                                     EXHIBIT 4.2



================================================================================

================================================================================
                         REGISTRATION RIGHTS AGREEMENT



                           Dated as of June 18, 1998


                                 by and among


                          EMPRESS ENTERTAINMENT, INC.

                                      and

                      EMPRESS CASINO HAMMOND CORPORATION

                          HAMMOND RESIDENTIAL, L.L.C.

                       EMPRESS CASINO JOLIET CORPORATION

                   EMPRESS RIVER CASINO FINANCE CORPORATION

                                 as Guarantors

                                      and

                              MERRILL LYNCH & CO.

                     MERRILL LYNCH, PIERCE, FENNER & SMITH
                                 INCORPORATED

                        WASSERSTEIN PERELLA & CO., INC.


================================================================================

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and
                                                   ---------
entered into as of June 18, 1998 by and among EMPRESS ENTERTAINMENT, INC., a Delaware corporation (the "Company"), the Guarantors (as defined in the Purchase
                           -------
Agreement) and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("Merrill Lynch"), and WASSERSTEIN PERELLA & CO., INC.(together
               -------------
with Merrill Lynch, the "Initial Purchasers").
                         ------------------

          This Agreement is made pursuant to the Purchase Agreement dated as of June 11, 1998 by and among the Company, the Guarantors, and the Initial Purchasers (the "Purchase Agreement"), which provides for, among other things,
                 ------------------
the sale by the Company to the Initial Purchasers of an aggregate of $150,000,000 principal amount of the Company's 8 1/8% Senior Subordinated Notes due 2006 fully and unconditionally guaranteed by the Guarantors (the "Securities"). In order to induce the Initial Purchasers to enter into the
 ----------
Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1.        Definitions.  As used in this Agreement, the following
                    -----------
     capitalized defined terms shall have the following meanings:

          "Additional Interest" shall have the meaning set forth in Section 2(e)
           -------------------
     hereof.

          "Advice" shall have the meaning set forth in the last paragraph of
           ------
     Section 3 hereof.

          "Applicable Period" shall have the meaning set forth in Section 3(s)
           -----------------
     hereof.

          "Business Day" shall mean a day that is not a Saturday, a Sunday, or a
           ------------
day on which banking institutions in New York, New York are required to be closed.

          "Closing Time" shall mean the Closing Time as defined in the Purchase
           ------------
Agreement.

          "Company" shall have the meaning set forth in the preamble to this
           -------
Agreement and also includes the Company's successors and permitted assigns.

          "Depositary" shall mean The Depository Trust Company, or any other
           ----------
depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.

          "Effectiveness Period" shall have the meaning set forth in Section
           --------------------
2(b) hereof.

          "Effectiveness Target Date" shall have the meaning set forth in
           -------------------------
Section 2(e) hereof.

          "Event Date" shall have the meaning set forth in Section 2(e) hereof.
           ----------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Exchange Offer" shall mean the exchange offer by the Company and the
           --------------
Guarantors of Exchange Securities for Securities pursuant to Section 2(a) hereof.

          "Exchange Offer Registration" shall mean a registration under the
           ---------------------------
Securities Act effected pursuant to Section 2(a) hereof.

          "Exchange Offer Registration Statement" shall mean an exchange offer
           -------------------------------------
registration statement on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Period" shall have the meaning set forth in Section 2(a)
           ---------------
hereof.

          "Exchange Securities" shall mean the 8 1/8% Senior Subordinated Notes
           -------------------
due 2006, issued by the Company and guaranteed by the Guarantors to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer, which shall be identical to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from June 18, 1998, (ii) the transfer restrictions thereon and all registration rights in respect thereof shall be eliminated and (iii) the provisions relating to Additional Interest shall be eliminated).

          "Holders" shall mean the Initial Purchasers, for so long as they own
           -------
any Registrable Securities, each of their direct and indirect successors, assigns and transferees who become registered owners of Registrable Securities under and in accordance with the Indenture and each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

          "Indenture" shall mean the Indenture relating to the Securities dated
           ---------
as of June 18, 1998 among the Company, the Guarantors and U.S. Bank Trust, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Purchasers" shall have the meaning set forth in the preamble
           ------------------
to this Agreement.

          "Inspectors" shall have the meaning set forth in Section 3(m) hereof.
           ----------

          "Issue Date" shall mean the date on which the Securities are
           ----------
originally issued.

          "Majority Holders" shall mean the Holders of a majority of the
           ----------------
aggregate principal amount of outstanding Registrable Securities.

          "Participating Broker-Dealer" shall have the meaning set forth in
           ---------------------------
Section 3(s) hereof.

          "Person" shall mean an individual, partnership, corporation, limited
           ------
liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Private Exchange" shall have the meaning set forth in Section 2(a)
           ----------------
hereof.

          "Private Exchange Securities" shall have the meaning set forth in
           ---------------------------
Section 2(a) hereof.

          "Prospectus" shall mean the prospectus included in a Registration
           ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble
           ------------------
to this Agreement.

          "Records" shall have the meaning set forth in Section 3(m) hereof.
           -------

          "Registrable Securities" shall mean each Security and, if issued, each
           ----------------------
Private Exchange Security; provided, however, that each Security or Private Exchange Security, as the case may be, shall cease to be a Registrable

Security when (i) with respect to a Security only, such Security has been exchanged or, as of the expiration of the Exchange Offer, could have been exchanged for freely tradeable Exchange Securities, by a person other than a Participating Broker-Dealer for an Exchange Security in the Exchange Offer, (ii) with respect to a Security only, following the exchange by a Participating Broker-Dealer in the Exchange Offer of a Security for an Exchange Security, which such Exchange Security is sold to a purchaser who receives from such Participating Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, as amended or supplemented, (iii) the date on which such Security or Private Exchange Security, as the case may be, has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) the date on which such Security or Private Exchange Security, as the case may be, is distributed to the public pursuant to Rule 144 under the Securities Act (or any similar provision then in force, but not Rule 144A under the Securities Act), (v) such Security or Private Exchange Security, as the case may be, shall have been otherwise transferred by the holder thereof and a new Security not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such new Security shall not require registration or qualification under the Securities Act or any similar state law then in force or (vi) such Security or Private Exchange Security, as the case may be, ceases to be outstanding.

          "Registration Expenses" shall mean any and all expenses incident to
           ---------------------
performance of or compliance by the Company or the Guarantors with this Agreement, including without limitation: (i) all applicable SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for Holders that are Initial Purchasers in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) and compliance with the rules of the NASD, (iii) all applicable expenses incurred by the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, if any, (v) the fees and disbursements of counsel for the Company, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, if the Company, in its discretion, elects to make any such listing; but excluding fees of counsel to the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

          "Registration Statement" shall mean any registration statement
           ----------------------
(including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement) of the Company which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities" shall have the meaning set forth in the preamble to this
           ----------
Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Shelf Registration" shall mean a registration effected pursuant to
           ------------------
Section 2(b) hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration
           ----------------------------
statement of the Company and the Guarantors relating to a "shelf" offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, pursuant to the provisions of Section 2(b) hereof which covers all or part of the Registrable Securities or all of the Private Exchange Securities, as the case may be, on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Subsidiary Guarantors" shall mean each of the Company's subsidiaries
           ---------------------
that has executed a guarantee pursuant to the Indenture guaranteeing the Notes.

          "TIA" shall have the meaning set forth in Section 3(k) hereof.
           ---

          "Trustee" shall mean the trustee with respect to the Securities under
           -------
the Indenture.

          2.   Registration Under the Securities Act.
               -------------------------------------

          (a)  Exchange Offer.  To the extent not prohibited by any applicable
               --------------
law or applicable policy of the SEC, the Company and the Guarantors shall, for the benefit of the Holders, at the Company's cost, use its best efforts to (i) cause to be filed with the SEC within 45 days after the Closing Time an Exchange Offer Registration Statement covering the offer by the Company and the Guarantors to the Holders to exchange all of the Registrable Securities (other than Private Exchange Securities) for a like principal amount of Exchange Securities, (ii) have such Exchange Offer Registration Statement declared effective under the Securities Act by the SEC not later than the date which is 105 days after the Closing Time, (iii) have such Exchange Offer Registration Statement remain effective until the closing of the Exchange Offer and (iv) commence the Exchange Offer and, on or prior to 135 days after the Closing Time, issue Exchange Securities in exchange for all Securities properly tendered prior thereto in the Exchange Offer. Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities (other than Private Exchange Securities) for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Registrable Securities acquired directly from the Company for its own account, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing (within the meaning of the Securities Act) the Exchange Securities) and to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

          In connection with the Exchange Offer, the Company and the Guarantors shall:

          (i) mail to each Holder a copy of the Prospectus forming a part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) keep the Exchange Offer open for acceptance for a period of not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");
                    ----------------

          (iii)  utilize the services of the Depositary for the Exchange Offer;

          (iv) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice, a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged; and

          (v) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer.

          If, prior to consummation of the Exchange Offer the Initial Purchasers hold any Securities acquired by them and having the status of an unsold allotment in the initial distribution, the Company upon the request of any such Initial Purchaser shall, to the extent not prohibited by any applicable law or applicable policy of the SEC, use its best efforts to simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange (the "Private Exchange") for the Securities
                                         ----------------
held by such Initial Purchaser, a like principal amount of debt securities of the Company, that are identical to the Exchange Securities, except that (i) such securities shall bear appropriate transfer restrictions and (ii) the registration rights in respect thereof shall continue to apply (the "Private
                                                                     -------
Exchange Securities").
-------------------

          The Exchange Securities and the Private Exchange Securities shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter. The Private Exchange Securities shall be of the same series as, and the Company shall use all commercially reasonable efforts to have the Private Exchange Securities bear the same CUSIP number as, the Exchange Securities. Neither the Company nor any of its Subsidiaries shall have any liability under this Agreement solely as a result of such Private Exchange Securities not bearing the same CUSIP number as the Exchange Securities.

          The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable policy of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company or the Guarantors to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Company or the Guarantors,
(iii) all governmental approvals shall have been obtained, which approvals the Company and the Guarantors deem necessary for the consummation of the Exchange Offer or Private Exchange and (iv) the due tendering of Registrable Securities in accordance with the terms of the Exchange Offer. As soon as practicable after the close of the Exchange Offer and/or the Private Exchange, as the case may be, the Company and the Guarantors shall:

          (i) accept for exchange all Registrable Securities or portions thereof properly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal that is an exhibit thereto;

          (ii) accept for exchange all Securities properly tendered pursuant to the Private Exchange; and

          (iii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company, and issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, a new Exchange Security or Private Exchange Security, as the case may be, equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder and accepted for exchange.

          To the extent not prohibited by any law or applicable policy of the SEC, the Company shall use its best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than those set forth in the immediately preceding paragraph. Each Holder of Registrable Securities (other than Private Exchange Securities) who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer tendering Registrable Securities acquired directly from the Company for its own account, that any Exchange Securities to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

          Upon consummation of the Exchange Offer in accordance with this
Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Securities and Exchange Securities held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Securities (other than Private Exchange Securities) pursuant to
Section 2(b) hereof.

          (b) Shelf Registration.  In the event that (i) the Company or the
              ------------------
Guarantors are not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, (ii) the Exchange Offer is not for any other reason consummated within 180 days after the

Issue Date, (iii) any holder of Securities notifies the Company within 15 Business Days after the commencement of the Exchange Offer that (a) due to a change in applicable law or SEC policy it is not entitled to participate in the Exchange Offer, (b) due to a change in applicable law or SEC policy it may not resell the Exchange Securities to be acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such holder or (c) it is a broker-dealer and owns Securities acquired directly from the Company for its own account or (iv) the holders of a majority of the Securities may not resell the Exchange Securities to be acquired by them in the Exchange Offer to the public without restriction under the Securities Act (other than the delivery of the Prospectus included in the Exchange Offer Registration Statement) or any Securities are Private Exchange Securities, then the Company shall, at its cost, use its best efforts to cause to be filed as promptly as practicable after such determination or date, as the case may be, and, in any event, prior to the later of (A) 105 days after the Issue Date or
(B) 30 days after such filing obligation arises a Shelf Registration Statement, and use its best efforts to cause the Shelf Registration Statement to be declared effective by the SEC on or prior to 60 days after such obligation arises; provided, however, that if the Company has not consummated the Exchange Offer within 180 days of the Issue Date, then the Company will file with the SEC on or prior to the 181st day after the Issue Date, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use its best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable. No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make any information previously furnished to the Company by such Holder not materially misleading.

          The Company and the Guarantors agree to use their best efforts to keep the Shelf Registration Statement continuously effective for a period of two years from the Issue Date (subject to extension pursuant to the last paragraph of Section 3 hereof) (or such shorter period that will terminate when all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant thereto) or cease to be outstanding (the "Effectiveness Period");
                                                        --------------------
provided, however, that if such Shelf Registration Statement has been filed solely at the request of any Initial Purchasers pursuant to clause (iv) of this
Section 2(b), the Company and the Guarantors shall only be required to use its best efforts to keep such Shelf Registration Statement continuously effective for a period of one year from the Issue Date (subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding. Upon expiration of the Effectiveness Period, the Company's obligations under this Section 2(b) shall expire. The Company and the Guarantors shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company and the Guarantors further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c) Expenses.  The Company and the Guarantors shall pay all
              --------
Registration Expenses in connection with the registration pursuant to Sections 2(a) or 2(b) hereof and the reasonable fees and expenses of one counsel, if any, designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities in connection with a Shelf Registration Statement. Except as provided in the preceding sentence, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

          (d) Effective Registration Statement.  An Exchange Offer Registration
              --------------------------------
Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities may legally resume. The Company and the Guarantors will be deemed not to have used their best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period, unless such action is required by applicable law or unless such action is taken by the Company in good faith and for valid business reasons, including the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 3(b) hereof, if applicable.

          (e) Additional Interest.  In the event that (i) the applicable
              -------------------
Registration Statement is not filed with the SEC on or prior to the date specified herein for such filing, (ii) the applicable Registration Statement is not declared effective on or prior to the date specified herein for such effectiveness after such obligation arises (the "Effectiveness Target Date"), (iii) if the
                                   -------------------------
Exchange Offer is required to be consummated hereunder, the Company and the Guarantors fail to consummate the Exchange Offer within 30 Business Days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) the applicable Registration Statement is filed and declared effective prior to the Effectiveness Target Date but shall thereafter cease to be effective or usable without being succeeded immediately by an additional Registration Statement covering the Registrable Securities which has been filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the interest rate on the Registrable Securities
   --------------------
as to which such Registration Default relates will increase ("Additional
                                                              ----------
Interest"), with respect to the first 90-day period (or portion thereof) while a
--------
Registration Default is continuing immediately following the occurrence of such Registration Default, in an amount equal to 0.25% per annum of the principal amount of the Securities. The rate of additional Interest will increase by an additional 0.25% per annum of the principal amount of the Securities for each subsequent 90-day period (or portion thereof) while a Registration Default is continuing until all Registration Defaults have been cured, up to an aggregate maximum increase in the interest rate of 1.00% per annum of the principal amount of the Securities. Additional Interest shall be computed based on the actual number of days elapsed during which any such Registration Defaults exist. Following the cure of a Registration Default, the accrual of Additional Interest with respect to such Registration Default will cease and the interest will revert to the original rate.

          The Company shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Additional Interest shall be
                                     ----------
paid in arrears by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable in arrears on each interest payment date to the record

Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

          (f)  Specific Enforcement.  Without limiting the remedies available to
               --------------------
the Initial Purchasers and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's or the Guarantors' obligations under
Section 2(a) and Section 2(b) hereof.

          3.   Registration Procedures.  In connection with the obligations
               -----------------------
of the Company and the Guarantors with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company and the Guarantors shall:

          (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof. The Company and the Guarantors shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must provide information for inclusion therein without the Holders being afforded an opportunity to review such documentation a reasonable time prior to the filing of such document or if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object by written notice to the Company within three Business Days after receipt of such documentation;

        (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be; and cause each Prospectus to be supplemented by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

        (c) in the case of a Shelf Registration, (i) furnish to each Holder of Registrable Securities, without charge, as many copies of each Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the disposition of the Registrable Securities and (ii) subject to the last paragraph of Section 3 hereof, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto subject to the limitations on the use thereof provided in Sections 2(b) and 2(c);

        (d) in the case of a Shelf Registration, use its best efforts to register or qualify, as may be required by applicable law, the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a broker or dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d),
(ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

        (e) in the case of (1) a Shelf Registration or (2) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(s) hereof, notify each Holder of Registrable Securities, or such Participating Broker-Dealers, as the case may be, their counsel, if any, promptly and if requested by such Holder or Participating Broker-Dealer confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities or the Exchange Securities to be sold by any Participating

Broker-Dealer for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

        (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

        (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

        (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing Securities covered by such Shelf Registration to be sold and relating to the subsequent transfer of such Securities; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

        (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by Section 3(e)(ii), 3(e)(iii),

3(e)(iv), 3(e)(v) or 3(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

        (j) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for the Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

        (k) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, (the "TIA") in connection with the registration of the
                        ---
Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

        (l) in the case of a Shelf Registration, enter into such agreements and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to Holders of such Registrable Securities with respect to the business of the Company and its subsidiaries as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the Holders of a majority in principal amount of the Registrable Securities covered by such Registration Statement, addressed to each selling Holder covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Company and the selling Holders of Registrable Securities (other than Participating Broker-Dealers, unless such Participating Broker-Dealers would be deemed to be "underwriters" as a result of the sale of Securities covered by such Shelf Registration Statement), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such selling Holders; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to the Company and the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such selling Holders). The above shall be done at each closing in respect of the sale of Registrable Securities, or as and to the extent required thereunder. Notwithstanding the foregoing, the Company and the Guarantors shall not be required to hold such closings more than once per calendar month;

        (m) if (1) a Shelf Registration is filed pursuant to Section 2(b) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make available for inspection by each such person who would be an "underwriter" as a result of either (i) the sale by such person of Securities covered by such Shelf Registration Statement or (ii) the sale during the Applicable Period by a Participating Broker-Dealer of Exchange Securities (provided that a Participating Broker-Dealer shall not be deemed to be an underwriter solely as a result of it being required to deliver a prospectus in connection with any resale of Exchange Securities) and any attorney, accountant or other agent retained by any such person (collectively, the "Inspectors"), at
                                                               ----------
the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably
                                         -------
necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors to any other Person unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public through no fault or action of any selling Holder of such Registrable Securities, any such Participating Broker-Dealer or any Inspector. Each such Holder and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public through no fault or action of such Holder, such Participating Broker-Dealer or any Inspector. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is necessary under (i) or
(ii) above, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

        (n) comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

        (o) upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company and the Guarantors addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Company and the Guarantors have duly authorized, executed and delivered the Exchange Securities and Private Exchange Securities, and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, constitute a legal, valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its respective terms (in each case, with customary exceptions);

        (p) if an Exchange Offer or a Private Exchange is to be consummated, upon proper delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Securities and on the books of the Trustee, the Note Registrar (as defined in the Indenture) and, if necessary, the Depositary, delivered by such Holders that such Registrable Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; but in no event shall such Registrable Securities be marked as paid or otherwise satisfied solely as a result of being exchanged for Exchange Securities or Private Exchange Securities in the Exchange Offer or the Private Exchange, as the case may be;

        (q) cooperate with each seller of Registrable Securities covered by any Registration Statement participating in the disposition of such Registrable Securities and one counsel acting on behalf of all such sellers in connection with the filings, if any, required to be made with the NASD;

        (r) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby; and

        (s) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of

Distribution," which section shall be reasonably acceptable to Merrill Lynch, as representative of the Initial Purchasers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer (a "Participating Broker-Dealer") that holds Registrable Securities acquired for
 ---------------------------
its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of Merrill Lynch, as representative of the Initial Purchasers or such other representative, represent the prevailing views of the staff of the SEC, including a statement that any such Participating Broker-Dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request; (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto, (iv) use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that such period shall not be required to exceed 90 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (iv)
                                                  -----------------
     include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

          "If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer";

     and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, such broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

          (B) in the case of any Exchange Offer Registration Statement, the Company agrees to deliver, upon request, to the Trustee and to Participating Broker-Dealers who have delivered to the Company the notice referred to in Section 3(e) upon consummation of the Exchange Offer (i) an opinion of counsel substantially in the form attached hereto as Exhibit A, and (ii) an officers' certificate containing certifications substantially similar to those set forth in Section 5(c) of the Purchase Agreement.

          The Company and the Guarantors may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company and the Guarantors such information regarding such seller and the proposed distribution of such Registrable Securities, as the Company and the Guarantors may from time to time reasonably request in writing. The Company and the Guarantors may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within a reasonable time (not to exceed 10 Business Days) after receiving such request and shall be under no obligation to compensate any such seller for any lost income, interest or other opportunity forgone, or any liability incurred, as a result of the Company's or the Guarantors' decision to exclude such seller.

          In the case of (1) a Shelf Registration Statement or (2) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in
Section 3(s) hereof, that are seeking to sell Exchange Securities and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(e)(ii), 3(e)(iii), 3(e)(iv), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company that the use of the
                               ------
applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement, the Company and the Guarantors shall use their best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and, in the case of an amendment, have such amendment declared effective as soon as practicable and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

          4.        Indemnification and Contribution.  (a)  The Company and the
                    --------------------------------
Guarantors shall indemnify and hold harmless each Initial Purchaser, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Securities, their respective affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), covering Registrable Securities or Exchange Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Sections 4(c) and 4(d) below) any such settlement is effected with the prior written consent of the Company; and

          (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of one counsel chosen as provided in
     Section 4(c) below) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished in writing to the Company by or on behalf of such Initial Purchaser, such Holder, such Participating Broker-Dealer or any underwriter with respect to such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary Prospectus or the final Prospectus if such Initial Purchaser, such Holder, such Participating Broker-Dealer or such underwriter failed to send or deliver a copy of the final Prospectus (or any amendment or supplement thereto) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where the Company shall have previously furnished copies thereof to such Initial Purchaser, such Holder, such Participating Broker-Dealer or such underwriter, as the case may be, in accordance with this Agreement, at or prior to the written confirmation of the sale of such Securities to such Person and the untrue statement contained in or the omission from the preliminary Prospectus or the final Prospectus was corrected in the final Prospectus (or any amendment or supplement thereto).

Any amounts advanced by the Company to an indemnified party pursuant to this
Section 4 as a result of such losses shall be returned to the Company if it shall be finally determined by a court of competent jurisdiction in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, each of their officers who signs any Registration Statement, each Initial Purchaser, each underwriter who participates in an offering of registrable Securities and the other selling Holders and each of their respective directors and each Person, if any, who controls any of the Company and the Guarantors, the Initial Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in
Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any supplement thereto), or any such Prospectus (or any amendment thereto); provided, however, that, in the case of the Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 4(a) above, one counsel to all the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 4(b) above, counsel to all the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action (which approval shall not be unreasonably withheld), unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution is sought under this Section 4, unless such settlement, compromise or consent (i) includes a full and unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and the offer and sale of any Securities and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel pursuant to Section 4(a)(iii) above, then such indemnifying party agrees that it shall liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 4 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company, the Guarantors, the Initial Purchasers and the Holders, as applicable, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Guarantors, the Initial Purchasers and the Holders; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, or the Guarantors, and the Initial Purchasers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company or the Guarantors, on the one hand, and of the Holder of Registrable Securities, the Participating Broker-Dealer or Initial Purchasers, as the case may be, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative fault of the Company and the Guarantors, on the one hand, and the Holder of Registrable Securities, the Participating Broker-Dealer or the Initial Purchasers, as the case may be, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Holder of Registrable Securities, the Participating Broker-Dealer or the Initial Purchasers, as the case may be, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Guarantors and the Holders of the Registrable Securities and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4.

          For purposes of this Section 4, each affiliate of any Person, if any, who controls a Holder of Registrable Securities, a Initial Purchaser or a Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such other Person, and each director of the Company or the Guarantors, each affiliate of the Company or the Guarantors, each executive officer of the Company or the Guarantors who signed the Registration Statement, and each Person, if any, who controls any Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

          5.   Participation in Underwritten Registrations.  No Holder may
               -------------------------------------------
participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company or the Guarantors shall be under no obligation to compensate any Holder for lost income, interest or other opportunity foregone, or other liability incurred, as a result of the Company's or the Guarantors' decision to exclude such Holder from any underwritten registration if such Holder has not complied with the provisions of this Section 5 in all material respects following 10 business days' written notice of non-compliance and the Company's or the Guarantors' decision to exclude such Holder.

          6.   Selection of Underwriters.  The Holders of Registrable
               -------------------------
Securities covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company.

          7.   Miscellaneous.
               -------------

          (a)  Rule 144 and Rule 144A.  So long as any of the Registrable
               ----------------------
Securities are outstanding, the Company and the Guarantors will file with the Commission, to the extent then permitted by the Commission, the annual reports, quarterly reports and other documents that the Company and the Guarantors would have been required to file with the Commission pursuant to Sections 13(a) and 15(d) of the Exchange Act if the Company and the Guarantors were subject to such Sections, and the Company and the Guarantors will promptly provide to the Trustee copies of such reports and documents; provided, however, that if the Company and the Guarantors are for any reason unable to make such filings they will make available, upon request, to any Holder of Registrable Securities or prospective purchaser of Registrable Securities the information specified in Rule 144A(d)(4) of the Securities Act.

          (b) No Inconsistent Agreements.  The rights granted to the Holders
              --------------------------
hereunder do not, and will not for the term of this Agreement in any way conflict with and are not, and will not during the term of this Agreement be inconsistent with the rights granted to the holders of the Company's or the Guarantors' other issued and outstanding securities under any other agreements entered into by the Company.

          (c) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Company and the Majority Holders; provided, however, that no amendment, modification, or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities or the Company or the Guarantors unless consented to in writing by such Holder of Registrable Securities or the Company or the Guarantors, as the case may be.

          (d) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is confirmed, if sent by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

          (e) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (f) Third Party Beneficiary.  Each of the Initial Purchasers and each
              -----------------------
Holder shall be a third party beneficiary of the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. All specified times of day refer to New York City time.

          (j) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k) Securities Held by the Company or any of its Affiliates.  Whenever
              -------------------------------------------------------
the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities
Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (l) Subsidiary Guarantor a Party.  Immediately upon the designation of
              ----------------------------
any Subsidiary of the Company as a Guarantor (as defined in the Indenture), the Company shall cause such Subsidiary to become a party hereto as a Subsidiary Guarantor by executing and delivering to the Initial Purchasers a counterpart hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        EMPRESS ENTERTAINMENT, INC.

                                        By: /s/ Peter A. Ferro
                                           -------------------------------
                                        Name:   Peter A. Ferro, Jr.
                                        Title:  Chief Executive Officer

                                        EMPRESS CASINO HAMMOND
                                        CORPORATION

                                        By: /s/ Peter A. Ferro
                                           -------------------------------
                                        Name:   Peter A. Ferro, Jr.
                                        Title:  Chief Executive Officer

                                        HAMMOND RESIDENTIAL,
                                        LLC

                                        By: /s/ Peter A. Ferro
                                           -------------------------------
                                        Name:   Peter A. Ferro, Jr.
                                        Title:  Chief Executive Officer

                                        EMPRESS CASINO JOLIET
                                        CORPORATION

                                        By: /s/ Peter A. Ferro
                                           -------------------------------
                                        Name:   Peter A. Ferro, Jr.
                                        Title:  Chief Executive Officer

                                        EMPRESS RIVER CASINO
                                        FINANCE CORPORATION

                                        By: /s/ Peter A. Ferro
                                           -------------------------------
                                        Name:   Peter A. Ferro, Jr.
                                        Title:  President

Confirmed and accepted as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
WASSERSTEIN PERELLA & CO., INC.

By:  Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated


     By: /s/ Chris Johnson
        ---------------------------------
     Name:  CHRIS JOHNSON
     Title: MANAGING DIRECTOR

                                                                       Exhibit A
                                                                       ---------

                           Form of Opinion of Counsel
                           --------------------------


          1. Each of the Exchange Offer Registration Statement and the Prospectus (other than the financial statements, notes or schedules thereto and other financial information and supplemental schedules included or referred to therein or omitted therefrom and the Form T-1, as to which such counsel need express no opinion), complies as to form in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations promulgated under the Securities Act.

          2. We have participated in conferences with officers and other representatives of the Company, your representatives and representatives of the independent accountants for the Company at which conferences the contents of the Exchange Offer Registration Statement and related matters were discussed. However we do not express an opinion with respect to, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Exchange Offer Registration Statement or make any representation that we have independently verified or checked the accuracy,
completeness or fairness of such statements.   On the basis of and subject to
the foregoing, we advise you that nothing has come to our attention that has led us to believe that the Prospectus, as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no belief with respect to the financial statements, including the notes thereto, or any other financial data set forth or referred to in the Exchange Offer Registration Statement).